Exhibit 99.5

IHS INC.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO

MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS

(In thousands)

2008

	Three Months Ended February 29, 2008
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$38,555	$10,603	$3,971	$(22,196)	$30,933
Adjustments:
Stock-based compensation	—	—	—	12,701	12,701
(Gain) on sale of assets, net	—	(119)	—	—	(119)
Depreciation and amortization	4,906	3,243	35	639	8,823
Non-cash net periodic pension and post retirement benefits	—	—	—	(1,563)	(1,563)
Minority interest	—	16	—	—	16
Equity investment adjusted EBITDA	—	—	—	—	—
Adjusted EBITDA	$43,461	$13,743	$4,006	$(10,419)	$50,791

	Three Months Ended May 31, 2008
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$39,449	$11,801	$3,789	$(22,223)	$32,816
Adjustments:
Stock-based compensation	—	—	—	10,377	10,377
(Gain) on sale of assets, net	—	—	—	—	—
Depreciation and amortization	5,372	3,444	37	830	9,683
Non-cash net periodic pension and post retirement benefits	—	—	—	(1,559)	(1,559)
Minority interest	—	(31)	—	—	(31)
Equity investment adjusted EBITDA	—	2,022	—	—	2,022
Adjusted EBITDA	$44,821	$17,236	$3,826	$(12,575)	$53,308

	Six Months Ended May 31, 2008
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$78,004	$22,404	$7,760	$(44,419)	$63,749
Adjustments:
Stock-based compensation	—	—	—	23,078	23,078
(Gain) on sale of assets, net	—	(119)	—	—	(119)
Depreciation and amortization	10,278	6,687	72	1,469	18,506
Non-cash net periodic pension and post retirement benefits	—	—	—	(3,122)	(3,122)
Minority interest	—	(15)	—	—	(15)
Equity investment adjusted EBITDA	—	2,022	—	—	2,022
Adjusted EBITDA	$88,282	$30,979	$7,832	$(22,994)	$104,099

2007

	Three Months Ended February 28, 2007
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$29,262	$7,519	$3,253	$(14,150)	$25,884
Adjustments:
Stock-based compensation	—	—	—	7,336	7,336
(Gain) on sale of assets, net	(1)	—	—	(750)	(751)
Restructuring charge	(9)	—	—	—	(9)
Depreciation and amortization	3,213	848	22	497	4,580
Non-cash net periodic pension and post retirement benefits	—	2	—	(982)	(980)
Minority interest	—	15	—	—	15
Adjusted EBITDA	$32,465	$8,384	$3,275	$(8,049)	$36,075

	Three Months Ended May 31, 2007
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$29,875	$9,080	$1,735	$(14,805)	$25,885
Adjustments:
Stock-based compensation	—	—	—	6,045	6,045
(Gain) on sale of assets, net	1			(6)	(5)
Restructuring charge	9				9
Depreciation and amortization	3,366	921	37	597	4,921
Non-cash net periodic pension and post retirement benefits	—	(2)	—	(1,015)	(1,017)
Minority interest	—	(12)	—	—	(12)
Adjusted EBITDA	$33,251	$9,987	$1,772	$(9,184)	$35,826

	Three Months Ended August 31, 2007
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$35,209	$7,636	$3,327	$(16,700)	$29,472
Adjustments:
Stock-based compensation	—	—	—	9,142	9,142
(Gain) on sale of assets, net	—	—	—	—	—
Restructuring charge	—	—	—	—	—
Depreciation and amortization	3,766	2,723	31	598	7,118
Non-cash net periodic pension and post retirement benefits	—	—	—	(991)	(991)
Minority interest	—	(32)	—	—	(32)
Adjusted EBITDA	$38,975	$10,327	$3,358	$(7,951)	$44,709

	Three Months Ended November 30, 2007
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$39,438	$10,966	$4,267	$(19,310)	$35,361
Adjustments:
Stock-based compensation	—	—	—	7,918	7,918
(Gain) on sale of assets, net	—	—	—	(2)	(2)
Restructuring charge	—	(154)	—	—	(154)
Depreciation and amortization	4,897	3,309	38	615	8,859
Non-cash net periodic pension and post retirement benefits	—	1	—	(988)	(987)
Minority interest	—	(35)	—	—	(35)
Adjusted EBITDA	$44,335	$14,087	$4,305	$(11,767)	$50,960

	Year Ended November 30, 2007
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$133,784	$35,201	$12,582	$(64,965)	$116,602
Adjustments:
Stock-based compensation	—	—	—	30,441	30,441
(Gain) on sale of assets, net	—	—	—	(758)	(758)
Restructuring charge	—	(154)	—	—	(154)
Depreciation and amortization	15,242	7,801	128	2,307	25,478
Non-cash net periodic pension and post retirement benefits	—	1	—	(3,976)	(3,975)
Minority interest	—	(64)	—	—	(64)
Adjusted EBITDA	$149,026	$42,785	$12,710	$(36,951)	$167,570

2006

	Three Months Ended February 28, 2006
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$21,769	$6,369	$2,327	$(9,052)	$21,413
Adjustments:
Stock-based compensation	—	—	—	3,666	3,666
Recovery of investment	—	—	—	—	—
Restructuring charge	—	(18)		—	(18)
Offering costs	—	—	—	20	20
Depreciation and amortization	2,517	615	30	208	3,370
Non-cash net periodic pension and post retirement benefits	—	—	—	(726)	(726)
Minority interest	—	(25)	—	—	(25)
Adjusted EBITDA	$24,286	$6,941	$2,357	$(5,884)	$27,700

	Three Months Ended May 31, 2006
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$21,572	$5,600	$1,578	$(10,190)	$18,560
Adjustments:
Stock-based compensation	—	—	—	4,359	4,359
Recovery of investment	—	(330)	330	—	—
Restructuring charge	—	—	—	—	—
Offering costs	—	—	—	—	—
Depreciation and amortization	2,221	815	35	271	3,342
Non-cash net periodic pension and post retirement benefits	—	—	—	(1,218)	(1,218)
Minority interest	—	(56)	—	—	(56)
Adjusted EBITDA	$23,793	$6,029	$1,943	$(6,778)	$24,987

	Three Months Ended August 31, 2006
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$24,458	$6,363	$1,977	$(11,019)	$21,779
Adjustments:
Stock-based compensation	—	—	—	4,440	4,440
(Gain) on sale of assets, net	53	—	—	—	53
Restructuring charge	—	—	—	—	—
Offering costs	—	—	—	—	—
CEO separation costs	—	—	—	—	—
Depreciation and amortization	2,881	973	31	333	4,218
Non-cash net periodic pension and post retirement benefits	—	—	—	(1,268)	(1,268)
Minority interest	—	(89)	—	—	(89)
Adjusted EBITDA	$27,392	$7,247	$2,008	$(7,514)	$29,133

	Three Months Ended November 30, 2006
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$23,558	$11,806	$2,832	$(19,763)	$18,433
Adjustments:
Stock-based compensation	—	—	—	9,237	9,237
(Gain) on sale of assets, net	3	—	—	—	3
Restructuring charge	1,303	472	—	568	2,343
Offering costs	—	—	—	758	758
CEO separation costs	—	—	—	1,857	1,857
Depreciation and amortization	3,519	939	31	295	4,784
Non-cash net periodic pension and post retirement benefits	—	—	—	(1,209)	(1,209)
Minority interest	—	2	—	—	2
Adjusted EBITDA	$28,383	$13,219	$2,863	$(8,257)	$36,208

	Year Ended November 30, 2006
	Americas	EMEA	APAC	Shared Services	Total

Operating income	$91,357	$30,138	$8,714	$(50,024)	$80,185
Adjustments:
Stock-based compensation	—	—	—	21,702	21,702
(Gain) on sale of assets, net	56	—	—	—	56
Recovery of investment	—	(330)	330	—	—
Restructuring charge	1,303	454	—	568	2,325
Offering costs	—	—	—	778	778
CEO separation costs	—	—	—	1,857	1,857
Depreciation and amortization	11,138	3,342	127	1,107	15,714
Non-cash net periodic pension and post retirement benefits	—	—	—	(4,421)	(4,421)
Minority interest	—	(168)	—	—	(168)
Adjusted EBITDA	$103,854	$33,436	$9,171	$(28,433)	$118,028